UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION

                       ---------------

                          FORM 8-K
                       Current Report

              Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934
 Date of Report (Date of Earliest Event Reported):  March 12, 2001

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               Commission file number 0-21819

                     MC INFORMATICS, INC.
     (Exact name of registrant as specified in its charter)

         California                             94-3165144
(State of other jurisdiction of    (I.R.S.  Employer Identification No.)
incorporation of organization)

720 South Colorado Boulevard, Suite 610S, Denver CO          80246
(address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:    (303) 759-5511


ITEM 4.	CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)	Previous independent accounts.

(i) 	On March 5, 2001, the independent accountants for MC Informatics,
	Inc. (the "Registrant"), BDO Seidman, LLP, resigned.

(iii) 	The reports of BDO Seidman LLP on the financial statements for the
	past two fiscal years contain no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of the auditors' report covering the Registrant's financial statements included in the Registrant's Form 10-K for the year ended December
	31, 1998, which contained a modification regarding the Registrant's ability to continue as a going concern.

(iv) 	The Registrant's Audit Committee participated in and approved the new
	independent accountants.

(v) 	In connection with the audits for the two most recent fiscal years and
	through March 5, 2001, there have been no disagreements with BDO
	Seidman, LLP, on any matter of accounting principles or practices,
	financial statement disclosure, or auditing scope or procedure of the
	nature presented in Item 304(a)l(iv) of Securities and Exchange
	Commission Regulation 5-K, which disagreements if not resolved to the
	satisfaction of BDO Seidman, LLP, would have caused them to make
	reference thereto in their report on the financial statements for such 	years.

(vi) 	During the two most recent fiscal years and through March 5, 2001,
	there have been no reportable events as defined in Item 304(a)l(v) Regulation 5-K of Securities and Exchange Commission.

(vii) 	The Registrant has requested that BDO Seidman, LLP, furnish it with a
	letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 12, 2001, is filed as Exhibit 16 of this Form 8-K.

(b) 	New independent accountants.

(i) 	The Registrant engaged Larson, Watson, Bartling & Juffer, LLP as its
	new independent accountants as of March 7, 2001. The Registrant did not consult with Larson, Watson, Bartling & Juffer, LLP, on any matters prior to their retention.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

   16 	Letter of BDO Seidman, LLP, dated March 12, 2001, regarding the
	disclosure contained in Item 4(a) of this report on Form 8-K.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MC INFORMATICS, INC

Date:  March 12, 2001              By:  /s/Bill W. Childs
                                        ----------------------
                                        Bill W. Childs
                                        Chairman of the Board
                                        of Directors and Chief
                                        Executive Officer, Director


March 12, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentleman:

   We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on March 5, 2001, to be filed by our former client, MC Informatics, Inc. We agree with the statements contained in paragraphs (a)(1),
(ii), (iv), (v), and (vi) made in response to that Item insofar as they relate to our firm.

Very truly yours,

/s/  BDO Seidman, LLP
----------------------
BDO Seidman, LLP
Costa Mesa, California